                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)


Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         EASYLINK SERVICES CORPORATION
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                                       N/A
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

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    (4) Date Filed:

                         EASYLINK SERVICES CORPORATION
                              399 THORNALL STREET
                                EDISON, NJ 08837


                                                                 April 27, 2001


Dear Stockholder:

   On behalf of the Board of Directors, I cordially invite you to attend our Annual Meeting of Stockholders to be held at 10:00 a.m. on Thursday, May 24, 2001 at the New York Information Technology Center, 55 Broad Street, New York, New York.

   We have enclosed with this letter a notice of meeting, a proxy statement, a proxy card and a return envelope. We have also enclosed your 2000 Annual Report.

   Your vote is important. Whether or not you plan to attend, please date and sign the enclosed proxy card and return it in the envelope provided. If you plan to attend the meeting, you may vote in person.

   I look forward to your participation.



                                   Sincerely,


                                   /s/ Gerald Gorman


                                   GERALD GORMAN
                                   Chairman

                         EASYLINK SERVICES CORPORATION
                              399 THORNALL STREET
                                EDISON, NJ 08837



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To be held on May 24, 2001


   The Annual Meeting of Stockholders (the "Annual Meeting") of EasyLink Services Corporation, a Delaware corporation (the "Company" or "EasyLink Services"), will be held at the New York Information Technology Center, 55 Broad Street, New York, New York on Thursday, May 24, 2001, at 10 a.m. local time for the following purposes:

        1. To elect eight directors of EasyLink Services to serve until the 2002 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

        2. To approve the Company's 2001 Stock Option Plan;

        3. To amend EasyLink Services' Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Class A Common Stock of the Company;

        4. To ratify the appointment of KPMG LLP as the independent accountants for the Company for the year ending December 31, 2001; and

        5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

   The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice. The Board of Directors has fixed the close of business on April 27, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

   All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.



                                   By Order of the Board of Directors


                                   /s/ David w. Ambrosia

                                   DAVID W. AMBROSIA
                                   Executive Vice President, General Counsel and Secretary

Edison, New Jersey
April 27, 2001

                         EASYLINK SERVICES CORPORATION
                              399 THORNALL STREET
                                EDISON, NJ 08837
                              --------------------
                                PROXY STATEMENT
                              --------------------

General

   The enclosed proxy is solicited by the Board of Directors of EasyLink Services Corporation, a Delaware corporation (the "Company" or "EasyLink"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the New York Information Technology Center, 55 Broad Street, New York, New York, on Thursday, May 24, 2001, at 10 a.m., local time, and any adjournment or postponement thereof.

   The Company's principal offices are located at 399 Thornall Street, Edison, NJ 08837. This Proxy Statement and the accompanying proxy card are being mailed to the stockholders of the Company on or about April 27, 2001.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
David W. Ambrosia, Executive Vice President, General Counsel and Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Record Date; Voting Securities

   The close of business on April 20, 2001 has been fixed as the record date (the "Record Date") for determining the holders of shares of common stock of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had approximately 75,125,133 shares of Class A Common Stock outstanding held of record by approximately 400 stockholders and 10,000,000 shares of Class B Common Stock held of record by one stockholder.

Voting and Solicitation

   Each outstanding share of Class A Common Stock on the Record Date is entitled to one vote and each outstanding share of Class B Common Stock on the Record Date is entitled to 10 votes on all matters, subject to the conditions described below. The presence, in person or by proxy, of the holders of a majority in voting power of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

   The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes of the shares of Class A Common Stock and Class B Common Stock, voting together as a single class, present in person or represented by proxy at the meeting. Abstentions and broker "non-votes" are not counted for the purposes of the election of directors.

   The amendment of the Amended and Restated Certificate of Incorporation, as amended, must be approved by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class. Abstentions and broker "non-votes" will have the same effect as a vote "AGAINST" the amendment to the Amended and Restated Certificate of Incorporation, as amended.

   All other matters submitted to the stockholders will require the affirmative vote of the holders of a majority of the votes of the shares of Class A Common Stock and Class B Common Stock, voting together as a single class, present in person or represented by proxy at the meeting. Abstentions will be counted towards the

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
tabulations of votes cast on proposals presented to the stockholders and will have the same effect as a vote "AGAINST" such matters. Broker "non-votes" will not be counted for purposes of determining whether such matters have been approved.

   If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to the matter to be acted upon, proxies will be voted "FOR" such matter.

   The solicitation of proxies will be conducted by mail, and the Company will bear all attendant costs. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

Nominees

   At the Annual Meeting, the stockholders will elect eight (8) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

   The names of the nominees, their ages as of February 28, 2001 and certain other information about them are set forth below:

Name                                                    Age         Position
----                                                    ---         --------
Gerald Gorman ..................................         45         Chairman, Director
Thomas Murawski ................................         55         Chief Executive Officer, Director
Gary Millin ....................................         31         Chief Executive Officer, WORLD.com, Inc., Director
George Abi Zeid ................................         48         President - International Operations, Director
William Donaldson ..............................         69         Director
Stephen Duff ...................................         37         Director
Stephen Ketchum ................................         39         Director
Jack Kuehler ...................................         68         Director


   There are no family relationships among any of the directors or executive officers of the Company.

Gerald Gorman -- Chairman

   Mr. Gorman has served as Chairman of EasyLink Services since founding the Company in December 1995 and as its Chief Executive Officer from February 1997 to October 2000. Prior to founding EasyLink Services, Mr. Gorman spent 12 years in the Investment Banking Division of Donaldson, Lufkin & Jenrette Securities Corporation where he founded and managed the Satellite Financing Group. Mr. Gorman also held positions at General Electric Capital Corporation from 1983 to 1985 and at Utah International from 1982 to 1983. Mr. Gorman received his Bachelor of Mechanical Engineering degree from Melbourne University and his M.B.A. from Columbia University.

Thomas Murawski -- Chief Executive Officer, Director

   Mr. Murawski has served as a member of the Board of Directors since February 2000. Mr. Murawski has served as Chief Executive Officer of EasyLink Services since October, 2000. He served as Chief Executive Officer of Mail.com Business Messaging Services, Inc., a wholly-owned subsidiary of the Company from February 2000 to October, 2000. Before joining EasyLink Services, Mr. Murawski was employed by NetMoves Corporation from November 1991 in the capacity of Chairman, President and Director. Prior to joining NetMoves Corporation, Mr. Murawski served as Executive Vice President of Western Union Corporation, a global telecommunications and financial services company and President of its Network Services Group. Prior to joining Western Union Corporation, Mr. Murawski served twenty-three years with ITT Corporation, a diversified manufacturing and

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
services company. He has held operating responsibilities in the areas of subsidiary and product line management, engineering, sales and marketing for both voice and data-oriented businesses. Mr. Murawski's last position with ITT Corporation was President and General Manager of ITT World Communications Inc., an international telecommunications services company.

Gary Millin -- Chief Executive Officer of WORLD.com, Inc., Director

   Mr. Millin has served as a member of the Board of Directors since founding the Company in December 1995. Mr. Millin has served as Chief Executive Officer of WORLD.com, Inc., a wholly-owned subsidiary of the Company since March 2000. He served as President of the Company from December 1995 to March 2000. Prior to founding EasyLink Services, Mr. Millin spent three years at the venture capital firm Consumer Venture Partners (CVP) from 1991 to 1994. Mr. Millin received his B.S. in Economics from the Wharton School and his M.B.A. from Harvard Business School, where he was a Baker Scholar.

George Abi Zeid -- President - International Operations, Director

   Mr. Abi Zeid has served as a member of the Board of Directors and as Vice President - International Operations since February 2001. Prior to joining EasyLink Services he served as President of Swift Telecommunications, Inc. which he founded in 1999. Prior to founding Swift Telecommunications, Inc., Mr. Abi Zeid served as Executive Vice President of Xpedite Systems, Inc. from 1994 until 1998. Mr. Abi Zeid served as President and Chief Executive Officer of Swift Global, Inc. from the time he founded the company in 1980 until 1994. Prior to founding Swift Global, Inc., Mr. Abi Zeid founded Swift Telex Inc. in 1978.

William Donaldson -- Director

   Mr. Donaldson has been a member of the Board of Directors since April 1998. He served as Chairman, President and Chief Executive Officer of Aetna, Inc. from February 25, 2000 until December 13, 2000. He also served as Chairman, President and Chief Executive Officer from May 30 until September 30, 2000 and as Chairman of the new Aetna (formerly Aetna U.S. Healthcare) until his retirement on April 1, 2001. From 1995 until 2000 he served as Senior Advisor to Donaldson, Lufkin & Jenrette, Inc. He is Chairman of the Carnegie Endowment for International Peace and is a director of Bright Horizons Family Solutions and Aetna, Inc. From 1991 to 1995, he served as Chairman and Chief Executive Officer of the New York Stock Exchange. In 1981, he founded the private investment firm, Donaldson Enterprises, and served as its Chairman until 1990. In 1975, Mr. Donaldson was named founding Dean and Professor of Management at the Yale Management School. In 1973, he was appointed U.S. Undersecretary of State and subsequently served as Counsel to Vice President Nelson Rockefeller. In 1959, he co-founded Donaldson, Lufkin & Jenrette where he served as its Chief Executive Officer until 1973. He received his B.A. from Yale University and his M.B.A. with distinction from the Harvard Business School.

Stephen Duff -- Director

   Mr. Duff has been a member of the Board of Directors since January, 2001. Mr. Duff is the Senior Investment Manager of The Clark Estates, Inc. Prior to joining The Clark Estates in 1995, Mr. Duff was a Vice President of The Portfolio Group, Inc., a subsidiary of The Chemical Banking Corporation, Inc. from 1990. Mr. Duff is a 1985 graduate of Stonehill College. Mr. Duff serves on the Boards of Employease, Inc. (Private), The Clara Welch Thanksgiving Home, Inc. (Non-Profit) and Vertex Interactive, Inc.

Stephen Ketchum --- Director

   Mr. Ketchum has been a member of the Board of Directors since May 1997.
Since April 23, 2001, Mr. Ketchum has been a Managing Director of UBS Warburg, a global provider of financial services. Mr. Ketchum is also a director of Onview.com, Inc., a privately-held internet company based in New York. From 2000 until April 25, 2001, Mr. Ketchum was chief executive officer and a director of Onview.com. From 1990 until 2000, Mr. Ketchum held various positions with Donaldson, Lufkin & Jenrette Securities Corporation, including as a Managing Director of the Satellite Financing Group. Prior to joining Donaldson, Lufkin & Jenrette Securities Corporation in 1990, Mr. Ketchum was employed at Dean Witter Reynolds. Mr. Ketchum serves on the board of ExperTelligence, Inc., a publicly traded internet incubator based in Santa Barbara. Mr. Ketchum received his B.A. in Finance and Marketing from New England College where he graduated summa cum laude and his M.B.A. from the Harvard Business School.

Jack Kuehler -- Director

   Mr. Kuehler has been a member of the Board of Directors since April 1998. Mr. Kuehler retired in August 1993 as Vice Chairman and a director of International Business Machines Corporation, having held various positions since joining IBM in 1958. Prior to his appointment as Vice Chairman of IBM in January 1993, Mr. Kuehler served as President from 1989 to 1993 and as Executive Vice President from 1987 to 1988. Mr. Kuehler is a director of Aetna, Inc., Arch Chemicals Inc. and The Parsons Corporation. He is a member of the National Academy of Engineering, a fellow of the Institute of Electrical and Electronics Engineers, Inc. and a fellow of the American Academy of Arts and Sciences.

Meetings and Committees of the Board of Directors

   During 2000, the Board met nine (9) times and acted three times by unanimous written consent. All of our directors attended 75 percent or more of the regularly scheduled and special meetings of the Board and Board committees on which they served in 2000. The Board has an Audit Committee and a Compensation Committee. From time to time, the Board has created various ad hoc committees for special purposes. No such ad hoc committee is currently functioning.

   The Compensation Committee is currently composed of two outside directors, William Donaldson and Stephen Ketchum, and held seven (7) meetings and acted twice by unanimous written consent during 2000. Effective upon and subject to his election to the Board at the Annual Meeting, Stephen Duff will be appointed to the Compensation Committee. The Compensation Committee has the authority to determine salaries and bonuses, and to make awards of options to purchase capital stock of the Company to the officers and employees of the Company.

   The Audit Committee is currently composed of three directors, William Donaldson, Stephen Ketchum and Gary Millin, and held four (4) meetings during 2000. Effective upon and subject to his election to the Board at the Annual Meeting, Stephen Duff will be appointed to the Audit Committee and Mr. Millin will no longer serve as a member of the Audit Committee. The Company has adopted an Audit Committee charter, a copy of which is set forth as Appendix A hereto. Each of the current Audit Committee members is an "independent director" as defined in Rule 4200(a)(14) of the NASD listing standards except for Mr. Millin. Upon the appointment of Mr. Duff to the Audit Committee immediately following the Annual Meeting, each of the Audit Committee members will be an "independent director" as defined in Rule 4200(a)(14) of the NASD listing standards. The Audit Committee, among other things, provides assistance to the corporate directors in fulfilling their responsibilities relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In carrying out these responsibilities, the Audit Committee, among other things, reviews and recommends to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries; confirms the independence of the independent auditors and the independent auditors' accountability to the Board and the Audit Committee; meets with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof to review such audit, including any comments or recommendations of the independent auditors; and reviews with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company.

Compensation Committee Interlocks and Insider Participation

   EasyLink Services' Compensation Committee is comprised of two non-management directors, William Donaldson and Stephen Ketchum. Effective upon and subject to his election to the Board at the Annual Meeting, Stephen Duff will be appointed as a third non-management director to the Compensation Committee. All decisions relating to the compensation of EasyLink Services executive officers are made by the Compensation Committee.

Compensation of Directors

   Other than reimbursing directors for customary and reasonable expenses of attending Board of Directors or committee meetings, EasyLink Services does not currently compensate directors who are part of the management team. During 2000, three outside, non-management directors were granted options as compensation for their serving as board members. On May 18, 2000 Mr. Kuehler and Mr. Donaldson were each granted options to purchase 20,000 shares of Class A Common Stock at an exercise price of $7.00 per share, vesting on a monthly basis for one year from May 2000 through May 2001 and Mr. Ketchum was granted options to purchase 10,000 shares of Class A Common Stock at $7.00 per share, vesting on a monthly basis for one year from May 2000 through May 2001. On November 14, 2000, all directors, officers and employees (other than Gerald Gorman) were given the ability to reduce the exercise price of their outstanding options that had an exercise price above $3.00 to $1.6875, the fair market value on the date of the repricing. Pursuant to this repricing, 45,000 options were repriced for each of Messrs. Donaldson and Kuehler and 20,000 options were repriced for Mr. Ketchum. On January 29, 2001, Stephen Duff, an outside, non-management director was granted options to purchase 40,000 shares of Class A Common Stock at an exercise price of $1.25 per share, vesting on a monthly basis for one year from January 2001 through January 2002.

Vote Required

   A plurality of votes of the shares of Class A Common Stock and Class B Common Stock, voting together as a single class, present in person or represented by proxy at the meeting, is required for the election of directors.

Recommendation of the Board

   The Board of Directors recommends that the stockholders vote "FOR" election of each of the nominees listed above.


                                 PROPOSAL NO. 2

                  APPROVAL OF THE EASYLINK SERVICES CORPORATION
                             2001 STOCK OPTION PLAN


General

   The Board of Directors is proposing for stockholder approval the EasyLink Services Corporation 2001 Stock Option Plan (the "2001 Option Plan"). The purpose of the 2001 Option Plan is to grant incentive stock options intended to qualify under Section 422 of the Internal Revenue Code and nonqualified stock options as a means to provide an incentive to our selected directors, officers, employees and consultants to acquire a proprietary interest in EasyLink Services, to continue in their positions with us and to increase their efforts on our behalf.

   The 2001 Option Plan was adopted by the Board on April 3, 2001, and, if approved by the stockholders, will become effective on May 24, 2001. Appendix B to this Proxy Statement contains the complete text of the 2001 Option Plan, which is summarized below.

Description of the 2001 Option Plan

   Administration. The 2001 Option Plan is administered by the Board of Directors or a committee appointed by the Board. Under the 2001 Option Plan, the plan administrator has the authority to, among other things: (i) select the eligible persons to whom options will be granted, (ii) determine the size, type and the terms of each option granted, (iii) adopt, amend and rescind rules and regulations for the administration of the plan, and (iv) decide all questions and settle all controversies and disputes of general applicability that may arise in connection with the plan.

   Available Shares. A maximum of 2,500,000 shares of Class A Common Stock will be available for purchase under the 2001 Option Plan. The maximum number of shares underlying options granted to any individual within a calendar year under the 2001 Option Plan is 1,000,000. In the event of any changes in the number or kind of outstanding shares of stock by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares or otherwise, the plan administrator may make

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
equitable adjustments to the price and other terms of any option previously granted or that may be granted under the 2001 Option Plan.

   Eligibility. The plan administrator will select those persons who are to receive option grants. During the first year in which options are granted under the 2001 Option Plan, eligible persons are expected to include approximately 600 officers and other employees of EasyLink Services and its subsidiaries, all four of the non-employee directors of EasyLink Services, and certain consultants to EasyLink Services and its subsidiaries.

   Option Agreement. Each option granted under the 2001 Option Plan will be evidenced by an agreement that states the terms and conditions of the grant. The exercise price of an incentive stock option granted under the 2001 Option Plan will not be less than 100% of the fair market value of the stock at the time of grant (110% in the case of an incentive stock option granted to any person who possesses more than 10% of the total combined voting power of all classes of our capital stock). The fair market value of a share of Class A Common Stock as of the Record Date was $0.69.

   Each option granted under the 2001 Option Plan will be exercisable at the times and in the amounts determined by the plan administrator at the time of grant. In addition, the plan administrator, in its discretion, may accelerate the exercisability of any option outstanding under the 2001 Option Plan. The exercise price of an option is payable in cash unless otherwise approved by the plan administrator.

   Options granted under the 2001 Option Plan are not transferable except by will or the laws of descent and distribution and are only exercisable by the grantee during such grantee's lifetime. Each option shall terminate at the time determined by the plan administrator provided that the term may not exceed ten years from the date of grant (five years in the case of an incentive stock option granted to a ten percent stockholder). However, the plan administrator may, subject to the limitations of the 2001 Option Plan, modify, extend or renew outstanding options granted under the 2001 Option Plan, or accept the surrender of outstanding unexercised options and authorize the grant of substitute options.

   Amendment and Termination. The 2001 Option Plan will terminate on the earliest of (a) May 24, 2011, (b) the date when all shares of stock reserved for issuance under the 2001 Option Plan have been acquired through the exercise of options granted under the plan or (c) any earlier date as may be determined by the Board of Directors. Subject to certain limitations, the Board of Directors may amend the 2001 Option Plan, and may correct any defect, supply any omission or reconcile any inconsistency in the 2001 Option Plan. None of these modifications may alter or adversely impair any rights or obligations under any option previously granted under the 2001 Option Plan, except with the consent of the grantee.

Federal Income Tax Consequences

   The following discussion is generally a summary of the principal United States federal income tax consequences under current federal income tax laws relating to grants or awards to employees under the 2001 Option Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

   A grantee will not recognize any taxable income upon the grant of a nonqualified option and EasyLink Services will not be entitled to a tax deduction with respect to such grant. Generally, upon exercise of a nonqualified option, the excess of the fair market value of stock on the date of exercise over the exercise price will be taxable as ordinary income to the grantee. If EasyLink Services complies with applicable withholding requirements, we will be entitled to a tax deduction in the same amount and at the same time as the grantee recognizes ordinary income subject to any deduction limitation under Section 162(m) of the Internal Revenue Code. The subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will ordinarily result in capital gain or loss.

   Subject to the discussion below, a grantee will not recognize taxable income at the time of grant or exercise of an incentive stock option and we will not be entitled to a tax deduction with respect to such grant or exercise.
However, the exercise of an incentive stock option may result in an alternative minimum tax liability for the grantee.

   Generally, if a grantee has held shares acquired upon the exercise of an incentive stock option for at least one year after the date of exercise and for at least two years after the date of grant of the incentive stock option, upon disposition of the shares by the grantee, the difference, if any, between the sales price of the shares and the exercise price will be treated as long-term capital gain or loss to the grantee.

   Generally, upon a sale or other disposition of shares acquired upon the exercise of an incentive stock option within one year after the date of exercise or within two years after the date of grant of the incentive stock option (a "disqualifying disposition"), any excess of the fair market value of the shares at the time of exercise of the option over the exercise price of such option will constitute ordinary income to the grantee. Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise will generally be capital gain. Subject to any deduction limitation under Section 162(m) of the Internal Revenue Code, EasyLink Services will be entitled to a deduction equal to the amount of such ordinary income recognized by the holder.

   If an option is exercised through the use of shares previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise. However, if the previously owned shares were acquired on the exercise of an incentive stock option and the holding period requirement for those shares is not satisfied at the time they are used to exercise the option, such use will constitute a disqualifying disposition of the previously owned shares resulting in the recognition of ordinary income in the amount described above.

Approval Required

   The affirmative vote of the holders of a majority of the votes of shares of Class A Common Stock and Class B Common Stock, voting together as a single class, present in person or represented by proxy at the meeting is required for the approval of this proposal.

Recommendation of the Board

   The Board of Directors recommends a vote "FOR" the approval of the EasyLink Services Corporation 2001 Stock Option Plan.

                                 PROPOSAL NO. 3

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
          AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

General

   The Board of Directors has declared advisable an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to increase the aggregate number of authorized shares of Class A Common Stock from 150,000,000 to 500,000,000 and the Board of Directors has directed that the amendment be submitted to the stockholders at the Annual Meeting.

   The Amended and Restated Certificate of Incorporation, as amended, presently authorizes the issuance of 220,000,000 shares of which 150,000,000 are shares of Class A Common Stock, par value $.01 per share, 10,000,000 are shares of Class B Common Stock, par value $.01 per share, and 60,000,000 are shares of Preferred Stock, par value $.01 per share. The amendment would increase the authorized number of shares of Class A Common Stock to 500,000,000.

Proposed Amendment

   If the amendment is approved, the text of the first sentence of Article V of the Amended and Restated Certificate of Incorporation, as amended, would read in its entirety as follows:

       The total number of shares of all classes of capital stock that the Corporation is authorized to issue is five hundred seventy million (570,000,000) of which five hundred million (500,000,000) shall be shares of Class A Common Stock, par value one cent ($.01) per share, and ten million (10,000,000) shall be shares of Class B Common Stock, par value one cent ($.01) per share, and sixty million (60,000,000) shall be shares of Preferred Stock, par value one cent ($.01) per share.

General Effect of the Proposed Amendment and Reasons for Approval

   Of the Company's authorized shares, 70,851,123 shares of Class A Common Stock, 10,000,000 shares of Class B Common Stock and no shares of Preferred Stock were issued and outstanding as of February 28, 2001. At February 28, 2001, after taking into account Class A Common Stock underlying the outstanding shares of Class B Common Stock and all outstanding stock options and warrants and convertible securities, but excluding shares issuable at the option of the Company in payment of interest on outstanding senior convertible notes and an indeterminate amount of additional shares that may be issuable pursuant to the exercise of outstanding exchange rights, approximately 19,500,000 shares of Class A Common Stock authorized in the Amended and Restated Certificate of Incorporation, as amended, remain available for issuance.

   The Board of Directors believes the increase in the number of authorized shares of Class A Common Stock is advisable in order to maintain the Company's financing and capital-raising flexibility, for use as consideration in acquisitions, to facilitate future stock-splits, to have shares available for use in employee benefit plans and other corporate purposes, and to generally maintain the Company's flexibility in today's competitive, fast-changing environment. There are no present agreements, understandings or plans for the issuance of any of the additional shares of Common Stock that would be authorized by the amendment.

   Adoption of the amendment would enable the Board from time to time to issue additional shares of Class A Common Stock for such purposes and such consideration as the Board may approve without further approval of the Company's stockholders, except as may be required by the rules of any securities exchange on which the shares of Class A Common Stock are at the time listed. As is true for shares presently authorized, the issuance of the Class A Common Stock authorized by the amendment may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Class A Common Stock.

   The overall effect of an issuance of additional shares of Class A Common Stock may be to render more difficult the accomplishment of any attempted merger, takeover or other change in control affecting the Company and/or the removal of the Company's Board of Directors and management.

   There are no preemptive rights with respect to the Class A Common Stock. The additional authorized shares of Class A Common Stock would have the identical powers, preferences and rights as the shares now authorized.

   The Board of Directors of the Company believes that the proposed increase in the number of authorized shares of Class A Common Stock will be advantageous to the Company and its stockholders by making available such stock for issuance for various corporate purposes.

Approval Required

   The affirmative vote of the holders of a majority of the votes of all outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, is required for the approval of this proposal.

   Under Delaware law, stockholders will not have any dissenters' or appraisal rights in connection with the amendment. If the amendment is approved by the stockholders, it will become effective upon executing and acknowledging, and filing with the Delaware Secretary of State, a Certificate of Amendment required by the General Corporation Law of the State of Delaware. However, the Board of Directors is authorized to abandon the amendment at any time prior to its effectiveness, whether before or after obtaining stockholder approval, without further action by stockholders.

Recommendation of the Board

   The Board of Directors recommends a vote "FOR" adoption of the proposed amendment of the Amended and Restated Certificate of Incorporation, as amended.

                                 PROPOSAL NO. 4

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   KPMG LLP has served as the Company's independent auditors since 1998 and has been appointed by the Board to continue as the Company's independent auditors for the year 2001.

   A representative of KPMG LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Fees Billed To Company By KPMG LLP During Fiscal 2000

Audit Fees

   Audit fees billed to the Company by KPMG LLP for the audit of the Company's annual financial statements included on Form 10-K for the year ended December 31, 2000 and the review of the financial statements included in the Company's quarterly reports on Form 10-Q for 2000 totaled approximately $520,000.

Financial Information Systems Design And Implementation Fees

   The Company did not engage KPMG LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

All Other Fees

   Fees billed to the Company by KPMG LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including accounting advice and tax services totaled approximately $700,000, including those fees relating to the offering of our 7% convertible subordinated debentures in January, 2000, various acquisitions and real estate consulting. The audit committee of the Board of Directors has determined that the accounting advice and tax services provided by KPMG LLP are compatible with maintaining KPMG LLP's independence.

Approval Required

   The affirmative vote of the holders of a majority of the votes of the shares of Class A Common Stock and Class B Common Stock, voting together as a single class, present in person or represented by proxy at the meeting is required for the approval of this proposal.

Recommendation of the Board

   The Board of Directors recommends a vote "FOR" the ratification of the appointment of KPMG LLP as the Company's independent auditors for the year 2001.

                       COMMON STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


   The following table provides information with respect to the beneficial ownership of EasyLink Services' common stock as of February 28, 2001 for:

   o each person who EasyLink Services knows beneficially owns more than 5% of its Class A Common Stock;

   o each of EasyLink Services' directors, including its Chairman and Chief Executive Officer;

   o EasyLink Services' four most highly compensated executive officers, other than its Chief Executive Officer, who were serving as executive officers at the end of 2000, and two additional executive officers; and

   o all of EasyLink Services' executive officers and directors as a group.

   For purposes of this table, a person, entity or group is deemed to have "beneficial ownership" of any shares of Class A Common Stock, including shares subject to options, warrants or conversion rights, which the person, entity or group has the right to acquire within 60 days of February 28, 2001. Unless otherwise noted below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

   For purposes of calculating the percentage of outstanding shares or voting power held by each person named below, any shares which that person has the right to acquire within 60 days after February 28, 2001 are deemed to be outstanding, but shares which may similarly be acquired by other persons are deemed not to be outstanding.

   The total number of shares of Class A Common Stock for purposes of calculating the percentages of Class A Common Stock beneficially owned includes 10,000,000 shares of Class A Common Stock issuable upon conversion of the 10,000,000 outstanding shares of Class B Common Stock.

   The total number of votes for purposes of calculating the percentage of total voting power includes the voting power of 10,000,000 shares of Class B Common Stock owned by Gerald Gorman. Each share of Class B Common Stock entitles Mr. Gorman to ten votes.


                                                                                Number of            Percentage       Percentage of
                                                                            Shares of Class A        of Class A           Total
Name of Beneficial Owner                                                   Beneficially Owned    Beneficially Owned    Voting Power
------------------------------------------------                           ------------------    ------------------   -------------
Gerald Gorman..........................................................        12,245,717(1)            15.0%              59.6%
Thomas Murawski........................................................           300,917                  *                  *
Gary Millin............................................................         1,772,534                2.2                1.0
George Abi Zeid........................................................        18,776,176               23.2               11.0
William Donaldson......................................................           281,666                  *                  *
Stephen Duff...........................................................            25,100                  *                  *
Stephen Ketchum........................................................           148,453                  *                  *
Jack Kuehler...........................................................           282,366                  *                  *
Debra McClister........................................................           284,044                  *                  *
David Ambrosia.........................................................           153,815                  *                  *
Lon Otremba............................................................           227,378                  *                  *
Samuel Kline...........................................................           150,500                  *                  *
All directors and executive officers as a group (13 persons)...........        34,648,666               41.7               72.0
The Clark Estates, Inc.................................................         6,973,800(2)             8.1                4.0

---------------
*   Represents beneficial ownership or voting power of less than 1%.
(1) Includes 10,000,000 shares of Class A Common Stock issuable upon conversion, on a one for one basis, of Class B Common Stock.

                                             (footnotes continued on next page)

(2) Includes 5,000,000 shares of Class A Common Stock issuable upon conversion of senior convertible notes held by Federal Partners, L.P. The Clark Estates, Inc. provides management and administrative services to Federal Partners. Also, includes 1,943,800 shares held by accounts for which The Clark Estates, Inc. provides management and administrative services. The Clark Estates, Inc. disclaims beneficial ownership of the 5,000,000 shares and the 1,943,800 shares described in this footnote.

   The following table sets forth the number of shares of Class A Common Stock included in the table above that are issuable upon the exercise of options exercisable within 60 days of February 28, 2001.

                                                                         Number of Shares of
             Name of Beneficial Owner                                    Class A Common Stock
             ------------------------                                    --------------------
             Gerald Gorman...........................................          544,897
             Thomas Murawski.........................................          277,675
             Gary Millin.............................................          564,434
             George Abi Zeid.........................................                0
             William Donaldson.......................................          151,666
             Stephen Duff............................................           10,000
             Stephen Ketchum.........................................           13,333
             Jack Kuehler............................................          151,666
             Debra McClister.........................................          216,039
             David Ambrosia..........................................          149,340
             Lon Otremba.............................................           72,378
             Samuel Kline............................................          150,000


   George Abi Zeid acquired the 18,776,176 shares included in the ownership table above in connection with the acquisition of Swift Telecommunications, Inc. ("STI") by EasyLink Services pursuant to an agreement and plan of merger dated January 31, 2001. STI acquired AT&T Corp.'s EasyLink services business on January 31, 2001. In connection with the acquisition of STI by EasyLink Services pursuant to a Pledge Agreement dated January 31, 2001, Mr. Abi Zeid pledged to AT&T Corp. all of the shares of EasyLink Services Class A Common Stock that he was entitled to receive under the agreement and plan of merger to secure a $35 million note issued to AT&T Corp. by STI and assumed by EasyLink Services as part of the purchase price for the EasyLink Services business. Upon the occurrence of an event of default under the terms of the $35 million note or the pledge agreement, AT&T Corp. may exercise all of its available rights and remedies under the agreement and applicable law. The exercise of these rights and remedies after an event of default may result in the transfer of the shares pledged.

                                   MANAGEMENT


Executive Officers

   The following table identifies the current executive officers of EasyLink Services and their ages as of February 28, 2001:

Name                                                    Age         Position
----                                                    ---         --------
Gerald Gorman ..................................         45         Chairman, Director
Thomas Murawski ................................         55         Chief Executive Officer, Director
Bradley Schrader ...............................         49         President
Debra McClister ................................         46         Executive Vice President and Chief Financial Officer
David Ambrosia .................................         44         Executive Vice President and General Counsel
Gary Millin ....................................         31         Chief Executive Officer, World.com, Inc., Director


   For biographical summaries of Gerald Gorman, Gary Millin and Thomas Murawski, see "Election of Directors."

Bradley Schrader -- President

   Mr. Schrader was named President of EasyLink Services in October, 2000. He served as President of Mail.com Business Messaging Services, Inc., a wholly-owned subsidiary of the Company from August 2000 to October, 2000. Prior to joining EasyLink Services, Mr. Schrader consulted to Clayton, Dubilier and Rice and served as President - eCommerce at US Office Products, Inc. from 1999 to 2000. Before joining US Office Products, Inc., Mr. Schrader was General Manager - New Ventures and General Manager - Optical Devices Business at AlliedSignal from 1996 to 1999. Mr. Schrader also held senior management positions at TRW, Inc. from 1990 to 1996, Corning, Inc. from 1986 to 1990 and The Boston Consulting Group from 1980 to 1985. Mr. Schrader holds an M.B.A. from Harvard Business School and several undergraduate and graduate degrees in engineering from MIT.

Debra McClister -- Executive Vice President and Chief Financial Officer

   Ms. McClister has served as Executive Vice President and Chief Financial Officer of EasyLink Services since July 1998. Prior to joining EasyLink Services, Ms. McClister held a variety of executive positions at Philips Media, and most recently served as Chief Operating Officer of Philips Media Software from 1996 to 1997. She was the Senior Vice President and Chief Financial Officer for Philips Media, North America from 1995 to 1996, Corporate Vice President and Controller for Philips Electronics, North America from 1988 to 1995 and she held various positions at Philips Electronics from 1984 to 1988. Ms. McClister also worked in financial management for Hitachi America from 1981 to 1984. Ms. McClister received her B.S. in Commerce from Rider University and is a Certified Public Accountant.

David Ambrosia -- Executive Vice President and General Counsel

   Mr. Ambrosia joined EasyLink Services as Executive Vice President and General Counsel in May 1999. Prior to joining EasyLink Services, Mr. Ambrosia was engaged in the private practice of law in the field of corporate law with an emphasis on securities offerings and mergers and acquisitions. From January 1990 through June 1999, he was a partner at Winthrop, Stimson, Putnam & Roberts. From September 1982 until December 1989, he was an associate at Winthrop, Stimson, Putnam & Roberts. Mr. Ambrosia received his B.S. from the School of Industrial and Labor Relations at Cornell University, his M.B.A. from the Johnson Graduate School of Management at Cornell University and his J.D. from the Cornell Law School.

Executive Compensation

   The following table presents certain summary information concerning the compensation awarded to, earned by, or paid for services rendered to EasyLink Services in all capacities during the fiscal year ended December 31, 2000, by each person who served as Chief Executive Officer of EasyLink Services during 2000, each of the four other most highly compensated executive officers whose salary and bonus exceeded $100,000 in 2000 and two additional executive officers who would have been among such four most highly compensated executives but for the fact that they were not executive officers at the end of 2000 (collectively, the "Named Executive Officers"). No other executive who would otherwise have been included in this table on the basis of salary and bonus earned for 2000 has resigned or otherwise terminated employment during 2000.

                           Summary Compensation Table


                                                                                        Long-Term Compensation Awards
                                                                         ----------------------------------------------------------
                                                                             Securities          Securities          Securities
                                                                             Underlying          Underlying      Underlying Options
                                                                             Options to          Options to          to purchase
                                                                         purchase EasyLink    puchase Asia.com     India.com, Inc.
                                               Annual Compensation        Services Class A      Inc. Class A           Class A
Name and Principal Position                    -------------------
---------------------------                 Year     Salary     Bonus     Common Stock(1)       Common Stock        Common Stock
                                            ----    --------   ------    -----------------    ----------------   ------------------
Gerald Gorman ...........................   2000    $200,000       --               --            100,000              100,000
 Chairman(2)                                1999     200,000       --            5,360                 --                   --
                                            1998     200,000       --           23,720                 --                   --
Thomas Murawski .........................   2000     236,378(3)    --          826,930            100,000              100,000
 Chief Executive Officer(4)                 1999          --       --               --                 --                   --
                                            1998          --       --               --                 --                   --
Debra McClister .........................   2000     185,792       --          427,673            100,000              100,000
 Executive Vice President and               1999     180,000       --           10,000                 --                   --
 Chief Financial Officer                    1998      37,461(5)    --          340,573                 --                   --
David Ambrosia ..........................   2000     185,192       --          362,060            100,000              100,000
 Executive Vice President and               1999      90,000(6)    --          254,000                 --                   --
 General Counsel                            1998          --       --               --                 --                   --
Gary Millin .............................   2000     144,806       --           35,732            350,000              350,000
 Chief Executive Officer                    1999     132,000   11,500            1,725                 --                   --
 World.com, Inc.(7)                         1998     130,000       --           29,267                 --                   --
Lon Otremba .............................   2000     184,614       --            5,100            100,000              100,000
 Former Vice Chairman(8)                    1999     200,000       --            5,400                 --                   --
                                            1998     180,000       --          420,107                 --                   --
Samuel Kline ............................   2000     174,260       --        1,500,000             50,000               50,000
 Former Chief Operating                     1999          --       --               --                 --                   --
 Officer(9)                                 1998          --       --               --                 --                   --

---------------
(1) Includes (i) annual bonus compensation earned for the year ended December 31, 1999, and foregone at the election of the Named Executive officers and instead paid in the form of stock options as follows: Mr. Gorman, 5,360 options; Ms. McClister, 8,000 options; Mr. Ambrosia, 4,000 options; Mr. Millin, 1,725 options and Mr. Otremba, 5,400 options and (ii) annual bonus compensation earned for the year ended December 31, 1998, and foregone at the election of the Named Executive officers and instead paid in the form of stock options as follows: Mr. Gorman, 19,920 options; Ms. McClister, 10,573 options; Mr. Millin, 20,267 options and Mr. Otremba, 15,932 options. The shares underlying options granted in 2000 include options issued in one or more repricing transactions. In each repricing transaction, an equal amount of outstanding options was cancelled. See "Options Granted in Fiscal Year" below and related footnotes. Also excludes options held by Mr. Murawski to purchase 269,008 shares existing prior to the acquisition of NetMoves and assumed by EasyLink Services in the acquisition.
(2) Also served as Chief Executive Officer until October 26, 2000.
(3) Salary did not commence until February 8, 2000.
(4) Served as Chief Executive Officer of Mail.com Business Messaging Services, Inc. from February 8, 2000 until October 26, 2000.
(5) Salary did not commence until October 19, 1998.
(6) Salary did not commence until July 1, 1999.
(7) Served as President until March 28, 2000.
(8) Served as Chief Operating Officer until March 28, 2000, President from March 28, 2000 until October 26, 2000 and Vice Chairman from October 26, 2000 until November 7, 2000. All of Mr. Otremba's options to purchase shares of Class A Common Stock of Asia.com, Inc. and India.com, Inc. were cancelled upon termination of his employment relationship with EasyLink Services.

(9) Served as Chief Operating Officer from April 4, 2000 until October 26, 2000. All of Mr. Kline's options to purchase shares of Class A Common Stock of Asia.com, Inc. and India.com, Inc. were cancelled upon termination of his employment relationship with EasyLink Services.

                          Option Grants in Fiscal Year

   The following table provides certain information regarding stock options granted to the Named Executive Officers during the year ended December 31, 2000. Unless otherwise noted in the footnotes, all options vest 25% on the first anniversary of the date of grant and quarterly over the three years thereafter. The table below includes the number of options granted in repricing transactions disclosed in the footnotes. All options granted in a repricing transaction vest at the same rate that they would have vested under the original terms except that they cannot be exercised prior to November 15, 2001. If an employee's services are terminated voluntarily or for cause prior to November 15, 2001, the employee's repriced options will be governed by their original terms and the employee will lose the benefit of the repricing.


                                                          Individual Grants
                                       -------------------------------------------------------
                                                                                                        Potential Realizable
                                                        Percent of                                        Value at Assumed
                                        Number of      Total Options                                    Annual Rates of Stock
                                        Securities      Granted to                                     Price Appreciation for
                                        Underlying     Employees in     Exercise                           Option Terms(2)
                                         Options        Fiscal Year    Price per    Expiration    ---------------------------------
Name
----                                  Granted(#)(1)         (%)          Share         Date             5%                10%
                                      -------------    -------------   ---------    ----------    ---------------   ---------------
Gerald Gorman .....................        2,680(3)        0.02%        $16.13      03/12/2010    $     27,195.52   $     68,924.22
                                           2,680           0.02          16.13      03/12/2010          27,195.52         68.924.22
                                         100,000(4)        4.05           1.30      05/30/2010          81,784.61        207,274.58
                                         100,000(5)        3.87            .59      05/30/2010          37,117.63         94,070.77
Thomas Murawski(6) ................        8,563(7)        0.06           1.6875    04/18/2006           4,382.20          9,792.37
                                           9,633(8)        0.06           1.6875    05/19/2007           6,081.68         13,987.50
                                          38,533(9)        0.26           1.6875    12/09/2007          26,797.96         62,571.55
                                          38,533(10)       0.26           1.6875    11/09/2008          31,016.94         74,274.07
                                          19,266(11)       0.13           1.6875    12/05/2009          18,085.10         44,623.76
                                         231,201(12)       1.55           1.6875    02/07/2010         222,247.31        551,107.40
                                         125,000(13)       0.84           1.6875    05/30/2010         125,154.30        313,063.77
                                         231,201           1.55          17.50       Cancelled     Not applicable    Not applicable
                                         125,000           0.84           5.53       Cancelled     Not applicable    Not applicable
                                         100,000(4)        4.05           1.30      05/30/2010          81,784.61        207,274.58
                                         100,000(5)        3.87            .59      05/30/2010          37,117.63         94,070.77
Debra McClister(14) ...............      270,000(15)       1.81           1.6875    06/28/2008         205,297.60        486,623.88
                                          40,000(16)       0.27           1.6875    09/13/2008          31,440.90         74,965.16
                                           6,369(3)        0.04           1.6875    02/28/2009           5,364.03         12,953.74
                                           4,204(17)       0.03           1.6875    02/28/2009           3,540.65          8,550.40
                                           2,000(18)       0.01           1.6875    03/17/2009           1,695.93          4,100.86
                                           8,550(19)       0.06           1.6875    02/28/2010           8,282.56         20,571.82
                                           4,000(3)        0.03           1.6875    03/12/2010           3,891.94          9,675.64
                                           4,000(20)       0.03           1.6875    03/12/2010           3,891.94          9,675.64
                                          40,000(13)       0.27           1.6875    05/30/2010          40,049.38        100,180.41
                                         100,000(4)        4.05           1.30      05/30/2010          81,784.61        207,274.58
                                         100,000(5)        3.87            .59      05/30/2010          37,117.63         94,070.77
                                          40,000           0.27           5.53       Cancelled     Not applicable    Not applicable
                                           8,550           0.06          14.63       Cancelled     Not applicable    Not applicable
                                           4,000           0.03          16.13       Cancelled     Not applicable    Not applicable
                                           4,000           0.03          16.13       Cancelled     Not applicable    Not applicable


                                                            Individual Grants
                                         -------------------------------------------------------
                                                                                                         Potential Realizable
                                                          Percent of                                       Value at Assumed
                                          Number of      Total Options                                   Annual Rates of Stock
                                          Securities      Granted to                                    Price Appreciation for
                                          Underlying     Employees in     Exercise                          Option Terms(2)
                                           Options        Fiscal Year    Price per    Expiration    -------------------------------
Name
----                                    Granted(#)(1)         (%)          Share         Date             5%               10%
                                        -------------    -------------   ---------    ----------    --------------   --------------
David Ambrosia(21) ..................      250,000(22)        1.68         1.6875     05/18/2009        217,267.65       527,862.18
                                             4,030(19)        0.03         1.6875     02/28/2010          3,903.94         9,696.43
                                             2,000(3)         0.01         1.6875     03/12/2010          1,945.97         4,837.82
                                             2,000(20)        0.01         1.6875     03/12/2010          1,945.97         4,837.82
                                            50,000(13)        0.34         1.6875     05/30/2010         50,061.72       125,225.51
                                           100,000(4)         4.05         1.30       05/30/2010         81,784.61       207,274.58
                                           100,000(5)         3.87          .59       05/30/2010         37,117.63        94,070.77
                                            50,000            0.34         5.53        Cancelled    Not applicable   Not applicable
                                             4,030            0.03        14.63        Cancelled    Not applicable   Not applicable
                                             2,000            0.01        16.13        Cancelled    Not applicable   Not applicable
                                             2,000            0.01        16.13        Cancelled    Not applicable   Not applicable
Gary Millin(23) .....................        9,000(24)        0.06         1.6875     01/31/2008          6,411.60        15,029.97
                                            12,209(3)         0.08         1.6875     02/28/2009         10,282.54        24,831.56
                                             8,058(17)        0.05         1.6875     02/28/2009          6,786.57        16,388.95
                                             2,370(19)        0.02         1.6875     02/28/2010          2,295.87         5,702.36
                                             1,150(3)         0.01         1.6875     03/12/2010          1,118.93         2,781.74
                                               575(20)        0.01         1.6875     03/12/2010            559.46         1,390.87
                                           350,000(4)        14.08         1.30       05/30/2010        286,246.13       725,461.03
                                           350,000(5)        13.54          .59       05/30/2010        129,911.71       329,247.70
                                             2,370            0.02        14.63        Cancelled    Not applicable   Not applicable
                                             1,150            0.01        16.13        Cancelled    Not applicable   Not applicable
                                               575            0.01        16.13        Cancelled    Not applicable   Not applicable
Lon Otremba(25) .....................        5,110(19)        0.03        14.63       02/28/2010          1,896.71         4,807.02
                                             2,700(3)         0.02        16.13       03/12/2010          1,002.17         2,539.91
                                             2,700(20)        0.02        16.13       03/12/2010          1,002.17         2,539.91
                                           100,000(4)         4.05         1.30        Cancelled    Not applicable   Not applicable
                                           100,000(5)         3.87          .59        Cancelled    Not applicable   Not applicable
Samuel Kline(26) ....................      500,000(27)        3.36         1.6875     04/03/2010        497,027.25     1,241,335.99
                                           500,000            3.36        12.4375      Cancelled    Not applicable   Not applicable
                                           500,000            3.36         5.53        Cancelled    Not applicable   Not applicable
                                            50,000(4)         2.03         1.30        Cancelled    Not applicable   Not applicable
                                            50,000(5)         1.93          .59        Cancelled    Not applicable   Not applicable

---------------
 (1) Unless otherwise indicated by footnote to the number of shares, all share numbers in this column represent the number of shares issuable upon exercise of options to purchase shares of EasyLink Services Class A Common Stock.
 (2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted based upon the fair market value on the date of grant. These assumptions are not intended to forecast future appreciation of EasyLink Services' stock price. The amounts reflected in the table may not necessarily be achieved.
 (3) These options are immediately exercisable.
 (4) Represents the number of shares issuable upon the exercise of options to purchase shares of Asia.com, Inc. Class A Common Stock.
 (5) Represents the number of shares issuable upon the exercise of options to purchase shares of India.com, Inc. Class A Common Stock.
 (6) Of the 826,930 options to purchase shares of EasyLink Services reflected for Mr. Murawski in the aggregate, 470,729 were issued in a repricing transaction and concurrently 470,729 options were cancelled. Of the 470,729 options repriced, 356,201 were originally granted in 2000. Excludes options to purchase 269,008 shares existing prior to the acquisition of NetMoves Corporation and assumed by EasyLink Services in the acquisition.

 (7) These options became exercisable for 20% of the total shares on April 19, 1997, with the remainder vesting at a rate of 1/48th per month thereafter.
 (8) These options became exercisable for 20% of the total shares on May 20, 1998, with the remainder vesting at a rate of 1/48th per month thereafter.
 (9) These options became exercisable for 20% of the total shares on December 10, 1998, with the remainder vesting at a rate of 1/48th per month thereafter.
(10) These options became exercisable for 20% of the total shares on November 10, 1999, with the remainder vesting at a rate of 1/48th per month thereafter.
(11) These options became exercisable for 20% of the total shares on December 6, 2000, with the remainder vesting at a rate of 1/48th per month thereafter.
(12) These options vest quarterly over two years beginning on February 8, 2000.
(13) These options become exercisable for 25% of the total shares on May 31, 2001, with the remainder vesting quarterly over the three years thereafter.
(14) Of the 435,673 options to purchase shares of EasyLink Services reflected for Ms. McClister in the aggregate, 379,123 were issued in a repricing transaction and concurrently 379,123 options were cancelled. Of the 379,123 options repriced, 56,550 were originally granted in 2000.
(15) These options vest quarterly over four years commencing on June 29, 1998.
(16) These options vest quarterly over four years commencing on September 10, 1998.
(17) These options vest quarterly over four years commencing on March 1, 1999.
(18) These options vest quarterly over four years commencing on March 18, 1999.
(19) These options became exercisable for 25% of the total shares on March 1, 2001, with the remainder vesting quarterly over the three years thereafter.
(20) These options became exercisable for 25% of the total shares on March 13, 2001, with the remainder vesting quarterly over the three years thereafter.
(21) Of the 366,060 options to purchase shares of EasyLink Services reflected for Mr. Ambrosia in the aggregate, 308,030 were issued in a repricing transaction and concurrently 308,030 options were cancelled. Of the 308,030 options repriced, 58,030 were originally granted in 2000.
(22) These options vest quarterly over three years commencing on May 17, 1999.
(23) Of the 37,457 options to purchase shares of EasyLink Services reflected for Mr. Millin in the aggregate, 33,362 were issued in a repricing transaction and concurrently 33,362 options were cancelled. Of the 33,362 options repriced, 4,095 were originally granted in 2000.
(24) These options vest quarterly over four years commencing on December 31, 1997.
(25) All of Mr. Otremba's options to purchase shares of Class A Common Stock of Asia.com, Inc. and India.com, Inc. were cancelled upon termination of his employment relationship with EasyLink Services.
(26) Mr. Kline's 500,000 options issued on May 30, 2000 and November 14, 2000 were issued in a repricing transaction and concurrently 500,000 options were cancelled on each date. All of Mr. Kline's options to purchase shares of Class A Common Stock of Asia.com, Inc. and India.com, Inc. were cancelled upon termination of his employment relationship with EasyLink Services.
(27) These options became exercisable for 25% of the total shares on April 4, 2001, with the remainder vesting quarterly over the three years thereafter.

     Stock Option Exercises and December 31, 2000 Stock Option Value Table

   The following table sets forth certain information concerning stock options exercised during 2000 by the Named Executive Officers and the number and value of specified options held by those persons at December 31,2000.The values of unexercised in-the-money stock options at December 31,2000 shown below are presented pursuant to SEC rules. There is no assurance that the values of unexercised in-the-money stock options reflected in this table will be realized.


                                                                                 Number of
                                          Shares                           Securities Underlying           Value of Unexercised
                                         Acquired                          Unexercised Options At         In-the-Money Options at
                                            on            Value             December 31, 2000(2)           December 31, 2000(3)
Name
----                                   Exercise(#)    Realized($)(1)   Exerciseable    Unexercisable    Exercisable   Unexercisable
                                       -----------    --------------   ------------    -------------    -----------   -------------
Gerald Gorman ......................           0         $      0         543,495           8,085        $263,950        $      0
                                               0                0               0         100,000(4)            0               0
                                               0                0               0         100,000(5)            0               0
Thomas Murawski ....................           0                0         210,310         414,899               0               0
                                               0                0               0         100,000(4)            0               0
                                               0                0               0         100,000(5)            0               0
Debra McClister ....................      20,000          178,750         191,890         187,233               0               0
                                               0                0               0         100,000(4)            0               0
                                               0                0               0         100,000(5)            0               0
David Ambrosia .....................           0                0         127,000         181,030               0               0
                                               0                0               0         100,000(4)            0               0
                                               0                0               0         100,000(5)            0               0
Gary Millin ........................           0                0         562,634           9,728         176,340               0
                                               0                0               0         350,000(4)            0               0
                                               0                0               0         350,000(5)            0               0
Lon Otremba ........................           0                0         816,704               0               0               0
Samuel Kline .......................           0                0               0         500,000               0               0

---------------
(1) Amounts disclosed in this column were calculated based on the difference between the fair market value of the Company's Class A Common Stock on the date of exercise and the exercise price of the options in accordance with regulations promulgated under the Securities Exchange Act of 1934, as amended, and do not reflect amounts actually received by the Named Executive Officers.
(2) Unless otherwise indicated by footnote to the number of shares, all share numbers in this column represent the number of shares issuable upon exercise of options to purchase shares of EasyLink Services Class A Common Stock.
(3) Value is based on the difference between the option exercise price and the fair market value at December 31, 2000, the fiscal year-end ($0.72 per share in the case of options to purchase EasyLink Services Class A Common Stock and otherwise below the exercise price in the case of options to purchase shares of Asia.com, Inc. and India.com Class A Common Stock), multiplied by the number of shares underlying the option.
(4) Represents the number of shares issuable upon the exercise of options to purchase shares of Asia.com, Inc. Class A Common Stock.
(5) Represents the number of shares issuable upon the exercise of options to purchase shares of India.com, Inc. Class A Common Stock.

                           Ten Year Option Repricings

   The following table sets forth certain information concerning the repricings of options held by the Named Executive Officers of the Company over the past ten years:


                                                     Number of                                                         Length of
                                                     Securities    Market Price                                     Original Option
                                                     Underlying     of Stock at    Exercise Price                    Term Remaining
                                                    Options/SARs      Time of        at Time of                        at Date of
Name                                                Repriced or    Repricing or     Repricing or     New Exercise     Repricing or
----                                     Date        Amended(#)    Amendment($)     Amendment($)       Price($)        Amendment
 -------------------                  ----------    ------------   ------------    --------------    ------------   ---------------
Thomas Murawski ...................   11/14/2000         8,563        $1.6875         $   9.35         $1.6875         5.6 years
 Chief Executive Officer              11/14/2000         9,633         1.6875             3.90          1.6875         6.5 years
                                      11/14/2000        38,533         1.6875             6.49          1.6875         7.2 years
                                      11/14/2000        38,533         1.6875             8.44          1.6875         8.0 years
                                      11/14/2000        19,266         1.6875            11.19          1.6875         9.1 years
                                      11/14/2000       231,201         1.6875            17.50          1.6875         9.8 years
                                      11/14/2000       125,000         1.6875             5.53          1.6875         9.5 years
Debra McClister ...................   11/14/2000        40,000         1.6875             3.50          1.6875         7.2 years
 Executive Vice President and         11/14/2000       270,000         1.6875             3.50          1.6875         7.4 years
 Chief Financial Officer              11/14/2000        10,573         1.6875             5.00          1.6875         8.7 years
                                      11/14/2000         2,000         1.6875             5.00          1.6875         8.6 years
                                      11/14/2000        40,000         1.6875             5.53          1.6875         9.5 years
                                      11/14/2000         8,550         1.6875            14.63          1.6875         9.7 years
                                      11/14/2000         8,000         1.6875            16.13          1.6875         9.7 years
David Ambrosia ....................   11/14/2000       250,000         1.6875             7.00          1.6875         8.5 years
 Executive Vice President and         11/14/2000        50,000         1.6875             5.53          1.6875         9.5 years
 General Counsel                      11/14/2000         4,030         1.6875            14.63          1.6875         9.7 years
                                      11/14/2000         4,000         1.6875            16.13          1.6875         9.7 years
Gary Millin .......................   11/14/2000         9,000         1.6875             3.50          1.6875         7.8 years
 Chief Executive Officer,             11/14/2000        20,267         1.6875             5.00          1.6875         8.7 years
 World.com, Inc.                      11/14/2000         2,370         1.6875            14.63          1.6875         9.7 years
                                      11/14/2000         1,725         1.6875            16.13          1.6875         9.7 years
Samuel Kline ......................   05/31/2000     500,000(1)          5.53          12.4375            5.53         9.9 years
 Former Chief Operating Officer       11/14/2000       500,000         1.6875             5.53          1.6875         9.5 years

---------------
(1) These options have been cancelled in connection with the repricing transaction on November 14, 2001.

Employment, Severance and Other Arrangements

   EasyLink Services' current employment agreement with Gerald Gorman is dated April 1, 1999. The agreement provides that Mr. Gorman is to receive a base salary of $200,000 per year. Mr. Gorman's base salary and bonus amount are adjustable on an annual basis at the sole discretion of the Compensation Committee. Additionally, the agreement provides that after Mr. Gorman leaves the employ of EasyLink Services, he will not work for a competitor during the two year period following his employment or disclose any of its confidential information.

   EasyLink Services' current employment agreement with Thomas Murawski became effective upon the consummation of the acquisition of NetMoves Corporation on February 8, 2000. Under the agreement, Mr. Murawski is entitled to receive an annual base salary of $250,000. Under a management continuity agreement assumed by EasyLink Services in the acquisition, Mr. Murawski is entitled to a severance payment and continued health benefits if his employment is terminated under specified circumstances within 18 months after February 8, 2000. The severance payment equals 18 months base salary from February 8, 2000 less the actual salary received for the period after February 8, 2000. Under a severance agreement, if Mr. Murawski's employment is terminated under specified circumstances within the 24 month period after February 8, 2000, he is entitled to the acceleration of the vesting of all of his options in existence before the consummation of the acquisition on February 8, 2000 that vest within 2 years after the termination. The management and continuity agreement and severance agreement terminate 18 months and 24 months, respectively, after February 8, 2000. Mr. Murawski is also subject to confidentiality and non-competition covenants applicable to the other EasyLink Services executives.

   EasyLink Services' current employment agreement with Debra McClister is dated April 1, 1999. Ms. McClister receives an annual base salary of $190,000 which will be reviewed each year, and an annual bonus between 15%-45% of base annual salary. Ms. McClister's employment agreement with EasyLink Services, dated June 29, 1998, provides that in the event that EasyLink Services is sold to a third party, Ms. McClister's options will be converted into options to acquire the third party's stock, with an equivalent value and the same remaining vesting period as her EasyLink Services options. In the event that Ms. McClister's position at EasyLink Services is eliminated, replaced or taken over by the third party in connection with an acquisition, merger or transfer of a majority interest, EasyLink Services will attempt to offer Ms. McClister a comparable senior management position with the same compensation, commuting and travel requirements. In the event that such a position is not offered to Ms. McClister, she will be entitled to a severance package comprised of (a) six months base salary, (b) annual bonus pro rated for the portion of the year worked and (c) immediate vesting of 50% of her remaining unvested options. Additionally, her current employment agreement provides that after Ms. McClister leaves the employ of EasyLink Services, she will not work for a competitor during the two year period following her employment or disclose any confidential information.

   EasyLink Services' employment agreement with David Ambrosia is dated May 19, 1999. Mr. Ambrosia receives an annual base salary of $190,000 which will be reviewed each year, and an annual bonus between 15%-30% of base annual salary. If an acquisition, merger, consolidation or transfer of control occurs, Mr. Ambrosia is entitled to severance and other arrangements, including rights similar to those contained in Ms. McClister's agreement. Additionally, Mr. Ambrosia's employment agreement provides that after he leaves our employ, he will not work for a competitor during the two year period following his employment or disclose any confidential information.

   EasyLink Services' employment agreement with Gary Millin is dated April 1, 1999. Mr. Millin receives an annual base salary of $150,000. Mr. Millin's base salary and bonus amount are adjustable in the sole discretion of the Chief Executive Officer of EasyLink Services and the Compensation Committee. Additionally, the agreement provides that after Mr. Millin leaves the employ of EasyLink Services, he will not work for a competitor during the two year period following his employment or disclose any of its confidential information.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   EasyLink Services' Compensation Committee is responsible for administering the Company's executive compensation policies and administers the Company's stock option plans.

Compensation Philosophy

   Compensation to executive officers is designed to attract and retain outstanding executive talent, to motivate and reward their performance in support of our strategic, financial and operating objectives. The Company has designed compensation programs to create a direct relationship between the level of compensation paid to executives and the Company's current and long-term level of performance. The components of these programs are base salary, short-term compensation in annual bonuses and long-term incentive compensation in the form of stock options.

Base Salaries

   The base salaries for our executive officers are determined annually by reviewing the competitive pay practices of companies engaged in businesses similar to ours. The salaries were established to attract and retain the leadership and skill necessary to build long-term shareholder value.

Short-Term Annual Bonuses

   Annual bonuses for executive officers are intended to provide an incentive for achieving short-term financial and performance objectives. Bonus targets are established based on predetermined annual goals.

Long-Term Incentive Compensation

   The EasyLink Services stock option plans provide long-term incentives for executive officers and other key employees. The Compensation Committee believes that a significant portion of executive compensation should create a direct link between executive compensation and increases in stockholder value. Stock options are granted at fair market value and vest in installments, generally over four years. In selecting recipients for option grants, the Committee considers the executive's current contribution to Company performance, the anticipated contribution to meeting the Company's long-term strategic performance goals, and industry practices and norms. Long term incentives granted in prior years and existing levels of stock ownership are also taken into consideration.

Chief Executive Officer Compensation

   Mr. Murawski's base salary, annual incentive award and long-term incentive compensation are determined by the Committee based upon the same factors as those employed by the Committee for executive officers generally. Mr. Murawski's current annual base salary is $250,000.

   The Compensation Committee will evaluate the Company's compensation policies on an ongoing basis to determine whether they enable the Company to attract, retain and motivate key personnel. To meet these objectives, the Company may from time to time increase salaries, award additional stock options or provide other short-and long-term incentive compensation to executive officers, including Mr. Murawski.

   Under Section 162(m) of the Internal Revenue Code of 1986, compensation payments in excess of $1 million to the Chief Executive Officer or the other four most highly compensated executive officers are subject to a limitation on deductibility for the Company. Certain performance-based compensation is not subject to the limitation on deductibility. The Compensation Committee does not expect cash compensation in 2001 to its Chief Executive Officer or any other executive officer to be in excess of $1 million. The Company intends to maintain qualification of its 1999, 2000 and 2001 Stock Option Plans for the performance-based exception to the $1 million limitation on deductibility of compensation payments.

Report on Repricing of Options

   During the second quarter of 2000, there was a significant decrease in the market price of the Company's Class A Common Stock. As a result of the decline, a significant portion of the Company's stock options had exercise prices substantially above the market price. To address this situation, the Board of Directors decided to grant additional options to employees at the then current market price. In lieu of granting additional options to Samuel Kline, our Chief Operating Officer, the Board of Directors repriced his options to current market price. On April 4, 2000, the date his initial employment with EasyLink Services commenced, Mr. Kline received a grant of 500,000 options with an exercise price equal to $14.4375 per share, the fair market value on the date of grant. On May 31, 2000, after the market price declined, the exercise price of Mr. Kline's options was repriced to $5.53, the fair market value on the date of the repricing.

   During the first half of the fourth quarter of 2000, the Company experienced another significant decrease in the market price of its Class A Common Stock, which resulted in many of the Company's outstanding options having exercise prices substantially in excess of the market price. At the same time, the Company announced a strategy to focus exclusively on outsourced messaging services for businesses and a restructuring plan that resulted in significant headcount reductions. In order to motivate and retain continuing employees, the Board of Directors decided to offer all employees (other than Gerald Gorman) the ability to reprice all or a portion of their options that had an exercise price above $3.00 to a price of $1.6875 per share, the fair market value on the date of the repricing. Options to purchase an aggregate of 6,327,986 shares (including the 500,000 options repriced on May 31) were repriced. The repriced options will vest at the same rate that they would have vested under the original terms except that they cannot be exercised prior to November 15, 2001. If an employee's services are terminated voluntarily or for cause prior to November 15, 2001, the employee's repriced options will be governed by their original terms and the employee will lose the benefit of the repricing.

   For additional information regarding repriced options held by executive officers, see "Summary Compensation Table" and the footnotes thereto and "Ten Year Option Repricings" above.

                                      Submitted by the Compensation Committee
                                      of the Board of Directors

                                      William Donaldson

                                      Stephen Ketchum


                             AUDIT COMMITTEE REPORT

   The following is the report of the Audit Committee of the Board of Directors. The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with management. In addition, the Audit Committee has discussed with KPMG LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committee). The audit committee also has received the written disclosures and the letter from KPMG LLP as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed the independence of KPMG LLP with that firm.

   Based on the Audit Committee's review of the matters noted above and its discussions with the Company's independent auditors and the Company's management, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000. This report has been provided by William Donaldson, Stephen Ketchum and Gary Millin, the members of the Audit Committee.

                                      Submitted by the Audit Committee
                                      of the Board of Directors

                                      William Donaldson

                                      Stephen Ketchum

                                      Gary Millin


                   TRANSACTIONS WITH MANAGEMENT AND DIRECTORS

Loan to Mr. Murawski

   In 1998, NetMoves Corporation, now named Mail.com Business Messaging Services, Inc. and a wholly-owned subsidiary of EasyLink Services, granted a loan to Thomas Murawski, its President and Chief Executive Officer, in the amount of $199,999. The loan bears interest at the rate of 5% per annum and is payable in November, 2003.

Federal Partners, L.P. Financing

   On January 8, 2001, we issued $5,000,000 principal amount of 10% Senior Convertible Notes due January 8, 2006 to Federal Partners, L.P. On March 20, 2001, we issued to Federal Partners, L.P. 3,000,000 shares of our Class A Common Stock for a purchase price of $3,000,000, and we committed to issue to Federal Partners an additional 1,000,000 shares of Class A Common Stock if the closing price of our Class A Common Stock on the principal securities exchange on which they are traded is not at or above $10 per share for 5 consecutive days on or before December 31, 2001. In connection with the issuance of the senior convertible notes on January 8, 2001, we granted to Federal Partners, L.P. the right to designate one director to our Board of Directors so long as Federal Partners, L.P. and other persons associated with it owns at least 3,000,000 shares of Class A Common Stock, including shares issuable upon conversion of or in payment of interest on the senior convertible notes. Federal Partners, L.P. designated Stephen Duff and he was appointed to our Board on January 8, 2001. Mr. Duff is a Senior Investment Manager for The Clark Estates, Inc. and is Treasurer and a limited partner of Federal Partners, L.P. The Clark Estates, Inc. provides management and administrative services for Federal Partners, L.P.

Through his limited partnership interest in Federal Partners, L.P., Mr. Duff has an indirect interest in $10,000 principal amount of the senior convertible notes issued on January 8, 2001 and in 6,000 of the shares of Class A Common Stock issued to Federal Partners, L.P. on March 20, 2001.

Acquisition of Swift Telecommunications, Inc.

   We acquired Swift Telecommunications, Inc. on February 23, 2001. George Abi Zeid was the sole shareholder of Swift Telecommunications, Inc. In connection with the acquisition, Mr. Abi Zeid was elected to the Board of Directors of the Company and was appointed President - International Operations. EasyLink Services paid $835,294 in cash, issued 18,766,176 shares of Class A Common Stock and issued a promissory note in the original principal amount of approximately $9.2 million to Mr. Abi Zeid in payment of the purchase price for the acquisition payable at the closing. EasyLink Services will also pay additional contingent consideration to Mr. Abi Zeid equal to the amount of the net proceeds, after satisfaction of certain liabilities of STI and its subsidiaries, from the sale or liquidation of the assets of one of STI's subsidiaries. The $9.2 million note will be payable in four equal semi-annual installments over two years and may be prepaid in whole or in part at any time and from time to time without payment of premium or penalty. The note will be non-interest bearing unless EasyLink Services fails to make a required payment within 30 days after the due date therefore. Thereafter, the note will bear interest at the rate of 10% per annum. The note also contains certain customary events of default.

   In connection with the acquisition by STI on January 31, 2001 of the EasyLink services business from AT&T Corp., Mr. Abi Zeid pledged to AT&T Corp. under a Pledge Agreement dated January 31, 2001 all of the shares of EasyLink Services Class A Common Stock that he was entitled to receive pursuant to the acquisition to secure a $35 million note issued to AT&T Corp. by STI and assumed by EasyLink Services as part of the purchase price for the EasyLink Services business.

   In connection with the STI acquisition, EasyLink Services also agreed to acquire Telecom International, Inc. (which is an affiliate of STI and conducts business under the name "AlphaTel") and the 25% minority interests in two STI subsidiaries for $164,705 in cash, promissory notes in the aggregate principal amount of approximately $1.8 million and 3.7 million shares of EasyLink Services Class A Common Stock. These additional transactions are subject to receipt of regulatory approvals and other customary conditions.

Fax-2 Acquisition

   Under an Exclusivity and Royalty Agreement among Daniel Kuehler, Kurt Winter and EasyLink Services dated May 30, 2000, EasyLink Services acquired from Messrs. Kuehler and Winter the rights to develop, market and deploy the Fax-2 business concept. Fax-2 allows users to send faxes to any email address. Mr. Kuehler is the son of Jack Kuehler, a director of EasyLink Services. Each of Messrs. Kuehler and Winter received 10,000 shares of EasyLink Services Class A Common Stock upon execution of the agreement and are entitled to a 10% royalty up to $100,000 on all revenue generated by Fax-2 and thereafter a 1% royalty on such revenue so long as specified performance and operating conditions are maintained. Mr. Kuehler also entered into an employment agreement which entitled him to receive full compensation and benefits through June 15, 2001 if his employment is terminated before then for any reason other than cause. Mr. Kuehler also received on June 15, 2000 a grant of options to purchase 30,000 shares of EasyLink Services' Class A common stock at an exercise price equal to the fair market value at the time of grant. These options vest over four years.

Transaction with Onview.com, Inc.

   On June 30, 2000, EasyLink Services received 35,714 shares of common stock of Onview.com, Inc. valued at $125,000 as payment for advertising services provided to Onview.com. Stephen Ketchum, a director of EasyLink Services, is the chief executive officer and a shareholder and director of Onview.com.

                            STOCK PERFORMANCE GRAPH

   Set forth below is a graph comparing the percentage change in the cumulative stockholder return on our Class A Common Stock from June 18, 1999 (the date of the initial public offering) to the last day of our last completed fiscal year. The cumulative stockholder return is measured by dividing:

   o the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the excess of our share price as of the end of the measurement period over the price at the beginning of the measurement period, by

   o the share price at the beginning of the measurement period.

   The cumulative total return on our Class A Common Stock is compared with the Nasdaq Stock Market (U.S.) Index and the Chase H&Q Internet Index.

                  Cumulative Total Return* from June 18, 1999
                   to December 31, 2000 of EasyLink Services
                 Class A Common Stock, the NASDAQ Stock Market
                 (U.S.) Index and the Chase H&Q Internet Stock

                                        6/18/99    12/31/99    12/31/00
EasyLink Services Corporation               100      267.86       10.27
NASDAQ Market Index                         100      159.18       95.78
Chase H&Q Internet Index                    100      223.23       85.89

*Assumes $100 invested on June 18, 1999 in stock or index, including reinvestment of dividends. Fiscal year ending December 31, 2000.


                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

   Proposals of stockholders of EasyLink Services which are intended to be presented by such stockholders at EasyLink Services' 2002 Annual Meeting of Stockholders must be received by EasyLink Services no later than November 30, 2001 to be included in the proxy statement and form of proxy relating to that meeting. The deadline for submitting a stockholder's proposal that will not be included in the proxy statement and form of proxy for EasyLink Services' 2002 Annual Meeting of Stockholders but nonetheless will be eligible for consideration is March 25, 2002.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


   Section 16(a) of the Exchange Act requires EasyLink Services' directors, executive officers and persons who own more than 10% of EasyLink Services' Class A Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of EasyLink Services' Class A Common Stock. Reporting Persons are required by SEC regulations to furnish EasyLink Services with copies of all Section 16(a) reports they file. To EasyLink Services' knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, EasyLink Services believes that during 2000 all Reporting Persons complied with all applicable filing requirements except that one Form 4 relating to a single grant of options was inadvertently filed late on behalf of Mr. Aaron Fessler, former President of our subsidiary The Allegro Group, Inc., and one Form 4 relating to a single grant of options to Mr. Bradley Schrader was inadvertently filed late on behalf of Mr. Schrader.

                                   FORM 10-K

   Shareholders entitled to vote at the Annual Meeting may obtain for no charge a copy of the Company's Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2000, upon written request to Investor Relations, EasyLink Services Corporation, 399 Thornall Street, Edison, NJ 08837.

                                 OTHER MATTERS

   The Board knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

   It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.



                                 By Order of the Board of Directors,


                                 /s/ David W. Ambrosia

                                 DAVID W. AMBROSIA
                                 Executive Vice President, General
                                 Counsel and Secretary

                                   APPENDIX A

                            AUDIT COMMITTEE CHARTER


Organization

   There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

   The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

Responsibilities

   In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

   In carrying out these responsibilities, the audit committee will:

   o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries

   o Confirm and assure the independence of the independent auditors, including a review of management consulting services and related fees provided by the independent auditors, and the independent auditors' accountability to the board and the audit committee.

   o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

   o Review with the independent auditors, the company's internal auditor (when the function is established), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

   o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

   o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

   o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

   o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                   APPENDIX B

                         EASYLINK SERVICES CORPORATION

                             2001 STOCK OPTION PLAN


1. Purpose

   The purpose of the EasyLink Services Corporation 2001 Stock Option Plan (the "Plan") is to provide for the grant of stock options as an incentive to selected directors, officers, employees and consultants of EasyLink Services Corporation (the "Company") and any Subsidiary of the Company, to acquire a proprietary interest in the Company, to continue as directors, officers, employees and consultants and to increase their efforts on behalf of the Company.

2. Definitions

   As used in the Plan, the following terms shall have the meanings set forth below:

        (a) "Board" shall mean the Board of Directors of the Company.

        (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

        (c) "Committee" shall mean the committee described in Section 3.

        (d) "Company" shall mean EasyLink Services Corporation, a Delaware corporation, and any successor corporation.

        (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (f) "Fair Market Value" means, as of any date, the value of Stock or other property determined as follows:

             (i) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

             (ii) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Stock for the last market trading day prior to the time of determination; or

             (iii) In the absence of an established market for the Stock, or if Fair Market Value is in reference to property other than Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

        (g) "Grantee" shall mean an officer, director, employee or consultant of the Company to whom an Option has been granted under the terms of the Plan.

        (h) "Incentive Stock Option" shall mean an option granted under the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

        (i) "Nonemployee Director" shall mean a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3.

        (j) "Non-Qualified Stock Option" shall mean an option granted under the Plan that is not intended to be an Incentive Stock Option.

        (k) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

        (l) "Option Agreement" shall mean a written agreement between the Company and a Grantee as described in Section 6.

        (m) "Outside Director" shall mean a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code.

        (n) "Plan" shall mean this EasyLink Services Corporation 2001 Stock Option Plan, as amended from time to time.

        (o) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

        (p) "Stock" shall mean shares of Class A Common Stock, $.01 par value, of the Company or such other securities or property as may become subject to Options pursuant to an adjustment made under Section 8.

        (q) "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns more than 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. Administration

        (a) The Plan shall be administered by a committee (the "Committee") designated by the Board. The Committee shall consist of at least two directors and may consist of the entire Board; provided, however, that
     (i) if the Committee consists of less than the entire Board, each member shall be a Nonemployee Director and (ii) to the extent necessary for an Option intended to qualify as performance-based compensation under
     Section 162(m) of the Code to so qualify, each member of the Committee shall be an Outside Director.

        (b) The Committee shall have plenary authority in its discretion, subject only to the express provisions of the Plan and, in reference to the Incentive Stock Options, to Code Section 422:

             (i) to select the Grantees, the number of shares of Stock subject to each Option and terms of the Option granted to each Grantee (including without limitation the exercise price, the period during which such Option can be exercised and any restrictions on exercise), provided that, in making its determination, the Committee shall consider the position and responsibilities of the individual, the nature and value to the Company of his or her services and accomplishments, the individual's present and potential contribution to the success of the Company and any other factors that the Committee may deem relevant;

             (ii)  to determine the dates of the Option grants;

             (iii) to prescribe the form of the Option Agreements;

             (iv) to adopt, amend and rescind rules and regulations for the administration of the Plan and for its own acts and proceedings;

             (v) to decide all questions and settle all controversies and disputes of general applicability that may arise in connection with the Plan; and

             (vi) to modify or amend any outstanding Option as provided in
          Section 7(h).

All decisions, determinations and interpretations with respect to the foregoing matters shall be made by the Committee and shall be final and binding upon all persons.

        (c) Delegation. The Committee may delegate authority to an officer of the Company to grant Options to Grantees who are not subject to the short-swing profit rules of Section 16 of the Exchange Act and are not "covered employees" whose compensation is subject to the deduction limit of
     Section 162(m) of the Code, at the discretion of such appointed officer, provided, however, that the appointed officer shall have no authority to grant Options in units greater than 80,000 without approval of the Committee.

        (d) Exculpation. No member of the Board or Committee shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under it unless such action or failure to take action constitutes self-dealing, willful misconduct or recklessness; provided, however, that the provisions of this subsection shall not apply to the responsibility or liability of a director pursuant to any criminal statute or to the liability of a director for the payment of taxes pursuant to local, state or federal law.

        (e) Indemnification. Each member of the Board or Committee shall be entitled without further act on his part or her part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation or Bylaws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he or she may be involved by reason of being or having been a member of the Board or Committee at the time of the action, suit or proceeding.

4. Effectiveness and Termination of the Plan

   The Plan shall become effective as of May 24, 2001, provided that the Plan is approved by the stockholders of the Company within one year of its adoption. Any Option outstanding at the time of termination of the Plan shall remain in effect in accordance with its terms and conditions and those of the Plan. The Plan shall terminate on the earliest of:

        (a) May 24, 2011; or

        (b) the date when all shares of Stock reserved for issuance under
     Section 5 of the Plan shall have been acquired through exercise of Options granted under the Plan; or

        (c) such earlier date as the Board may determine.

5. The Stock

   The aggregate number of shares of Stock issuable under the Plan shall be two million five hundred thousand shares (2,500,000) or the number and kinds of shares of capital stock or other securities substituted for the Stock as provided in Section 8. The aggregate number of shares of Stock issuable under the Plan may be set aside out of the authorized but unissued shares of Stock not reserved for any other purpose, or out of shares of Stock held in or acquired for the treasury of the Company. All shares of Stock subject to an Option that terminates unexercised for any reason may thereafter be subjected to a new Option under the Plan.

6. Option Agreement

   Each Grantee shall enter into an Option Agreement with the Company setting forth the terms and conditions of the Option issued to the Grantee, consistent with the Plan. The form of Option Agreement may be established at any time or from time to time by the Committee. No Grantee shall have rights in any Option unless and until an Option Agreement is entered into with the Company.

7. Terms and Conditions of Options

   Options may be granted by the Committee at any time and from time to time prior to the termination of the Plan. Except as hereinafter provided, Options granted under the Plan shall be subject to the following terms and conditions:

        (a) Grantees. The Grantees shall be those employees of the Company or its Subsidiaries (including officers and directors), and those consultants to the Company or its Subsidiaries, selected by the Committee. No Incentive Stock Options shall be granted to (i) any person owning Stock or other capital stock in the Company possessing more than 10% of the total combined voting power of all classes of capital stock of the Company, unless such Incentive Stock Option meets the requirements of 7(b) and 7(e); or (ii) any director who is not an officer. The maximum number of shares of Stock which may be issued pursuant to Options granted to a Grantee within a calendar year is 1,000,000.

        (b) Price. The exercise price of each Option shall be determined by the Committee at the time of grant, and in the case of an Incentive Stock Option shall be no less than the Fair Market Value of the Stock, without regard to any restriction, at the time the Incentive Stock Option is granted. If a Grantee owns more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, the exercise price of any Incentive Stock Option granted to such individual shall be 110% of the Fair Market Value of the Stock.

        (c) Payment for Stock. The exercise price of an Option shall be paid in full at the time of the exercise (i) in cash, or (ii) by certified check payable to the Company, or (iii) by other mode of payment (e.g., stock) as the Committee may approve.

        (d) Limitation. Notwithstanding any provision of the Plan to the contrary, an Option shall not be treated as an Incentive Stock Option to the extent the aggregate fair market value (determined as of the time the Incentive Stock Option is granted) of Stock for which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year exceeds $100,000.

        (e) Duration and Exercise of Options. Options may be exercised for terms of up to but not exceeding ten years from the date of grant. Subject to the foregoing, Options shall be exercisable at the times and in the amounts (up to the full amount thereof) determined by the Committee at the time of grant. If an Option granted under the Plan is exercisable in installments the Committee shall determine what events, if any, will make it subject to acceleration. The term of an Incentive Stock Option granted to an employee who owns more than 10% of the combined voting power of all classes of stock of the Company shall not exceed 5 years.

        (f) Termination of Services. Upon the termination of a Grantee's services for the Company or its Subsidiaries for any reason, Options held by the Grantee may only be exercised to the extent and during the period, if any, set forth in the Option Agreement.

        (g) Transferability of Option. No Option shall be transferable except by will or the laws of descent and distribution. An Option shall be exercisable during the Grantee's lifetime only by the Grantee.

        (h) Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution thereof. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Grantee, alter or impair any rights or obligations under any Option theretofore granted under the Plan or adversely affect the status of an Incentive Stock Option.

        (i) Other Terms and Conditions. Option Agreements may contain any other provision not inconsistent with the Plan that the Committee deems appropriate.

8. Adjustment for Changes in the Stock

        (a) In the event the shares of Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares or other securities of the Company (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares or otherwise), then there shall be substituted for or added to each share of Stock theretofore or thereafter subject to an Option the number and kind of shares of capital stock or other securities into, which each outstanding share of Stock shall be changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. The price and other terms of outstanding Options shall also be appropriately amended to reflect the foregoing events. In the event there shall be any other change in the number or kind of outstanding shares of the Stock, or of any capital stock or other securities into which the Stock shall have been changed or for which it shall have been exchanged, if the Committee shall, in its sole discretion, determine that the change equitably requires an adjustment in any Option theretofore granted or which may be granted under the Plan, then adjustments shall be made in accordance with its determination.

         (b) Fractional shares resulting from any adjustment in Options pursuant to this Section 8 may be settled in cash or otherwise as the Committee shall determine. Notice of any adjustment shall be given by the Company to each holder of an Option that shall have been so adjusted, and the adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

         (c) Notwithstanding Section 8(a), the Committee shall have the power, in the event of the disposition of all or substantially all of the assets of the Company, or the dissolution of the Company, or the merger or consolidation of the Company, or the making of a tender offer to purchase all or a substantial portion of outstanding Stock of the Company, to amend all outstanding Options (upon such conditions as it shall deem fit) to (i) permit the exercise of Options prior to the effective date of the transaction and to terminate all unexercised Options as of that date, or
     (ii) require the forfeiture of all Options, provided the Company pays to each Grantee the excess of the Fair Market Value of the Stock subject to the Option over the exercise price of the Option, or (iii) make any other provisions that the Committee deems equitable.

9. Amendment of the Plan

   The Board may amend the Plan and may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent deemed desirable to carry out the Plan without action on the part of the stockholders of the Company; provided, however, that, except as provided in Section 8 and this Section 9, unless the stockholders of the Company shall have first approved thereof (i) the total number of shares of Stock subject to the Plan shall not be increased, (ii) no Option shall be exercisable more than ten years after the date it is granted, (iii) the expiration date of the Plan shall not be extended and (iv) no amendment shall
(a) increase the number of shares of Stock to be received on exercise of an Option, (b) materially increase the benefits accruing to a Grantee under an Option or (c) modify the eligibility requirements for participation in the Plan.

10. Interpretation and Construction

   The interpretation and construction of any provision of the Plan by the Committee shall be final, binding and conclusive for all purposes.

11. Application of Funds

   The proceeds received by the Company from the sale of Stock pursuant to this Plan will be used for general corporate purposes.

12. No Obligation to Exercise Option

   The granting of an Option shall impose no obligation upon the Grantee to exercise an Option.

13. Plan Not a Contract of Employment

   Neither the Plan nor any Option Agreement is a contract of employment, and the terms of employment of any Grantee shall not be affected in any way by the Plan or related instruments except as specifically provided therein. The establishment of the Plan shall not be construed as conferring any legal rights upon any Grantee for a continuance of employment; nor shall it interfere with the right of the Company (or its Subsidiary, if applicable) to discharge the Grantee.

14. Expense of the Plan

   All of the expenses of administering the Plan shall be paid by the Company.

15. Compliance with Applicable Law

   Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for shares of Stock issuable upon exercise of an Option unless and until the Company is advised by its counsel that the issuance and delivery of the certificates is in compliance with all applicable laws, regulations of government authorities and requirements of any exchange upon which shares of Stock are traded.

The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of certificates to comply with any of those laws, regulations or requirements. The Committee may require, as a condition of the issuance and delivery of certificates and in order to ensure compliance with those laws, regulations and requirements, that the Grantee make such covenants, agreements and representations as the Committee, in its sole discretion, deems necessary or desirable. Each Option shall be subject to the further requirement that if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Stock subject to the Option, under any securities exchange requirements or under any applicable law, or the consent or approval of any regulatory body, is necessary in connection with the granting of the Option or the issuance of Stock thereunder, the Option may not be exercised in whole or in part unless the listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

16. Governing Law

   Except to the extent preempted by federal law, this Plan shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware.

                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           OF EASYLINK SERVICES CORPORATION FOR THE
                    ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 24, 2001


The undersigned stockholder of EasyLink Services Corporation, a Delaware corporation, (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 27, 2001, and hereby appoints Gerald Gorman and Debra McClister or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of EasyLink Services Corporation to be held on Thursday, May 24, 2000 at 10:00 a.m., local time, at New York Information Technology Center, 55 Broad Street, New York, New York and at any adjournment or postponement thereof, and to vote all shares of Class A Common Stock and Class B Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1.       ELECTION OF DIRECTORS:

         __ FOR all nominees listed below (except as indicated).

         __ WITHHOLD authority to vote for all nominees listed below.

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

        Gerald Gorman

        Thomas Murawski

        Gary Millin

        George Abi Zeid

        William Donaldson

        Stephen Duff

        Stephen Ketchum

        Jack Kuehler


2.       PROPOSAL TO APPROVE THE COMPANY'S 2001 STOCK PLAN

                  FOR             AGAINST                  ABSTAIN
               ---             ---                      ---


3. PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK OF THE COMPANY


                  FOR             AGAINST                  ABSTAIN
               ---             ---                      ---


4. PROPPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2001


                  FOR             AGAINST                  ABSTAIN
               ---             ---                      ---


and, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.


PLEASE SIGN BELOW AND RETURN IMMEDIATELY

ANY STOCKHOLDER COMPLETING THIS PROXY THAT FAILS TO MARK ONE OF THE BOXES FOR THE PROPOSAL WILL BE DEEMED TO HAVE GIVEN THE PROXY HOLDERS COMPLETE DISCRETION IN VOTING HIS, HER, OR ITS SHARES FOR SUCH PROPOSAL AT THE MEETING, OR, IN THE CASE OF ELECTION OF DIRECTORS, FOR EACH OF THE LISTED NOMINEES. IF A BOX IS CHECKED, YOUR SHARES SHALL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.


Signature                                         Date:
          ---------------------------------             ------------------------



Signature                                         Date:
          ---------------------------------             ------------------------


(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)